Exhibit 32.1
Certification of President and Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
I, Paul F. Truex, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Anthera Pharmaceuticals, Inc. on Form 10-Q for the quarterly period ended September 30, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Anthera Pharmaceuticals, Inc.

By:	/s/ Paul F. Truex
	Name:	Paul F. Truex
	Title:	President and Chief Executive Officer

Date: November 12, 2010

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